UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported:  April 15, 2015

Sanborn Resources, Ltd.
(Exact name of registrant as specified in charter)

Delaware	333-177209	45-2400399

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Dr.	33401
Suite 800-West Tower West Palm Beach, FL

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: 1-561-515-6161
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 3, 2015, Sanborn Resources, Ltd. (the “Company”) recieved a resignation letter from L.L. Bradford as the Company’s independent registered public accounting firm.  The decision to dismiss L.L. Bradford was approved by the Company’s Board of Directors.

L.L. Bradford issued audit reports on the Company’s financial statements for the years ended December 31, 2013 and 2012.

The L.L. Bradford report’s on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The L.L. Bradford report’s on the financial statements of the Company for the past two years each contained going concern explanatory paragraphs.

During the Company’s two most recent fiscal years and any subsequent interim period preceding L.L. Bradford,  resignation, there were no reportable events or disagreements with L.L. Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of L.L. Bradford, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to L.L. Bradford, and requested that L.L. Bradford furnish the Company with a letter, within the time periods prescribed by Item 304(a) (3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether L.L. Bradford agrees with the statements made by the Company and, if not, stating the respects in which L.L. Bradford does not agree.

A copy of L.L. Bradford response to this Report on Form 8-K/A is attached hereto as Exhibit 16.1 to this current report on Form 8K/A.

On April15, 2015, the Board of Directors, of the Company approved the appointment of Ankit Consulting Services, Inc.as the Company's new independent registered public accounting firm for the Company's 2015 fiscal year, subject to the completion of final acceptance procedures. On April 15, 2015, this process was completed and the Company engaged Ankit Consulting Services, Inc.

During the two most recent fiscal years and the interim period preceding our engagement of Malone Bailey, we did not consult with them on any matter described in Item 304(a) (2) of Regulation S-K.

•	Item 9.01. Financial Statements and Exhibits

•	(d) Exhibits

•	16.1 Letter from L.L. Bradford.*

* Filed herewith

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

Sanborn Resources, Ltd.

/s/ Wilfred Shaw

Wilfred Shaw President

/s/ Wilfred Shaw
Wilfred Shaw President

Dated: April 16, 2015